U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2002

                      California Micro Devices Corporation
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             (Exact name of registrant as specified in its charter)

       California                      0-15449                    94-2672609
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(State or other jurisdiction         (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)

                    215 Topaz Street, Milpitas, CA 95035-5430
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (408)263-3214
                                                            -------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On January 23, 2002, California Micro Devices Corporation (the "Registrant") announced the election of Kenneth E. Thornbrugh as Vice President, Finance and Administration and Chief Financial Officer . A copy of the press release issued by the Registrant on January 23, 2002 concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibit 99.1, press release of Registrant, is furnished at the end of this Current Report.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2002                CALIFORNIA MICRO DEVICES CORPORATION


                                       By: /s/ Robert V. Dickinson
                                           -------------------------------------
                                           Robert V. Dickinson
                                           President and Chief Executive Officer